UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2023

NUBURU, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39489	85-1288435
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7442 S Tucson Way, Suite 130, Centennial, CO	80112
(Address of principal executive offices)	(Zip Code)

(720) 767-1400

(Registrant’s telephone number, including area code)

Tailwind Acquisition Corp.

1545 Courtney Ave, Los Angeles, CA 90046

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	BURU	NYSE American
Redeemable warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50	BURU WS	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

Terms used in this Current Report on Form 8-K (this “Report”) but not defined herein, or for which definitions are not otherwise incorporated by reference herein, shall have the meaning given to such terms in the definitive proxy statement/prospectus filed with the Securities and Exchange Commission (the “SEC”) on December 12, 2022 (the “Proxy Statement”) in the section titled “Basis of Presentation and Glossary” beginning on page vi thereof, and such definitions are incorporated herein by reference.

Closing of the Business Combination

On January 31, 2023 (the “Closing Date”), Nuburu, Inc., a Delaware corporation f/k/a Tailwind Acquisition Corp. (“Nuburu,” the “Company,” “we,” “us” or “our” and, prior to Closing, “Tailwind”), consummated the previously announced business combination pursuant to that certain Business Combination Agreement, dated August 5, 2022 (the “Business Combination Agreement”), by and among Nuburu, Compass Merger Sub, Inc., a Delaware corporation (“Merger Sub”), and Nuburu Subsidiary, Inc., a Delaware corporation f/k/a Nuburu, Inc. (“Legacy Nuburu”), following approval thereof at a special meeting of the Company’s stockholders held on December 27, 2022 (the “Special Meeting”).

Pursuant to the terms of the Business Combination Agreement, a business combination between the Company and Legacy Nuburu was effected through the merger of Merger Sub with and into Legacy Nuburu, with Legacy Nuburu as the surviving company in the Business Combination, and after giving effect to such merger, continuing as a wholly owned subsidiary of Nuburu (the “Merger” and, together with the other transactions contemplated by the Business Combination Agreement, the “Business Combination”). On the Closing Date, the registrant changed its name from Tailwind Acquisition Corp. to Nuburu, Inc.

Item 1.01. Entry into a Material Definitive Agreement.

Share Transfer Agreement

On January 25, 2023, Tailwind Sponsor LLC (the “Sponsor”), the sponsor of Tailwind, entered into an agreement (the “Share Transfer Agreement”) with an unaffiliated third party (the “Purchasing Party”) whereby the Purchasing Party agreed to use commercially reasonable efforts to seek to acquire 100,000 shares of Class A common stock, par value $0.0001 per share, of Tailwind (the “Acquired Shares”) from a third party which had previously submitted an election to redeem for the purposes of the Purchasing Party reversing such election to redeem on or following the date of the agreement. In exchange for the foregoing commitment to acquire and reverse the redemption of the Acquired Shares, the Sponsor agreed to transfer to the Purchasing Party an aggregate of 150,000 shares of common stock of the Company held by the Sponsor immediately following the consummation of the Business Combination (the “Transferred Founder Shares”) if the Purchasing Party continued to hold such Acquired Shares through the consummation of the Business Combination.

Second Amendment to Registration Rights and Lock-Up Agreement

On January 31, 2023, Tailwind and certain other parties entered into an amendment (the “Second Amendment to Registration Rights and Lock-Up Agreement”) to that certain Amended and Restated Registration Rights and Lock-Up Agreement, dated August 5, 2022, by and among Tailwind and the Holders (as defined therein), as previously amended on November 22, 2022 (the “Registration Rights and Lock-Up Agreement”). The Second Amendment to Registration Rights and Lock-Up Agreement amends the original Registration Rights and Lock-Up Agreement to, among other things, (a) amend the parties to the Registration Rights and Lock-Up Agreement, (b) amend the defined term “Lock-Up Period” to specify the lock-up period applicable to the Transferred Founder Shares held by the Purchasing Party, which lasts until the earlier of September 30, 2023 or such date on which the Company completes a liquidation, merger, stock exchange or other similar transaction that results in all of the Company’s stockholders having the right to exchange their shares of common Stock for cash, securities or other property, (c) expand the definition of “New Holder” to include the Purchasing Party and (d) expand the scope of “Restricted Securities” to include the Transferred Founder Shares. The amendments set forth in the Second Amendment to Registration Rights Agreement were effective immediately following the closing of the Business Combination.

Amended and Restated Sponsor Support and Forfeiture Agreement

On January 31, 2023, Tailwind, Nuburu and the Sponsor amended and restated that certain Sponsor Support and Forfeiture Agreement, dated August 5, 2022, by and between Tailwind, Nuburu and the Sponsor, as amended by the Amendment to the Sponsor Support and Forfeiture Agreement, dated November 22, 2022 (the “Sponsor Support and Forfeiture Agreement”) (as so amended and restated, the “Amended and Restated Sponsor Support and Forfeiture Agreement”). The Amended and Restated Sponsor Support and Forfeiture Agreement amends the Sponsor Support and Forfeiture Agreement to, among other things, (a) reduce the amount of preferred shares of the Company that are being issued to the Sponsor pursuant to the Preferred Stock Issuance, from 1,000,000 to 650,000 shares and (b) reduce the amount of common shares of the Company that are being retained by the Sponsor in connection with the consummation of the Business Combination from 1,500,000 to 1,000,000. The Amended and Restated Sponsor Support and Forfeiture Agreement became effective immediately following the closing of the Business Combination.

Amended and Restated Letter Agreement

Tailwind, on the one hand, and the Sponsor and Tailwind’s officers and directors (the “Insiders”), on the other hand, are parties to that certain Letter Agreement, dated as of September 3, 2020, filed as Exhibit 10.4 to Tailwind’s Current Report on Form 8-K filed with the SEC on September 9, 2020, as amended by the Amendment to the Letter Agreement, dated November 22, 2022 (the “Letter Agreement”). In connection with the Business Combination, a form of an amendment to the Letter Agreement to be entered into concurrently with the closing of the Business Combination was agreed upon (the “Form Amendment”). On January 31, 2023, the parties to the Letter Agreement amended and restated the Letter Agreement (the “Amended and Restated Letter Agreement”), which supersedes the Form Amendment. The Amended and Restated Letter Agreement, as compared to the Form Amendment, among other things, amends the specified exceptions to the lock-up restrictions under the Letter Agreement to permit transfers of Tailwind’s securities following the closing of the Business Combination to the extent (i) the transfer(s) is made at a price no less than the daily volume-weighted average price on the trading day prior to such transfer(s), as reported by Bloomberg and (ii) the net proceeds from any such transfer(s) does not exceed $1,350,000 in the aggregate and the proceeds from any such transfer are used by the Sponsor to repay the Sponsor Debt (as defined therein); however, if such transfer(s) is proposed to be made at a price that is less than the daily volume-weighted average price on the day prior to any such transfer, as reported by Bloomberg, Nuburu’s prior written consent must be obtained prior to any such transfer(s). The Amended and Restated Letter Agreement became effective immediately following the closing of the Business Combination.

The foregoing descriptions of the Share Transfer Agreement, the Second Amendment to Registration Rights and Lock-Up Agreement, the Amended and Restated Sponsor Support and Forfeiture Agreement and the Amended and Restated Letter Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of such agreements and amendments, which are attached as Exhibits 10.1, 10.2, 10.3 and 10.4 hereto and are incorporated by reference herein.

Item 7.01.	Regulation FD Disclosure.

On January 31, 2023, Nuburu issued a press release announcing the completion of the Business Combination.

A copy of the press released is attached hereto as Exhibit 99.1 and incorporated herein by reference. The information provided in this Item 7.01, including the exhibit incorporated herein by reference, shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act.

Item 8.01. Other Events.

Additional Company Notes

On January 25, 2023, Legacy Nuburu issued Senior Convertible Promissory Notes (the “Company Notes”) in the aggregate amount of $4.1 million, consisting of an aggregate amount of $3.6 million issued to Anzu Nuburu LLC, Anzu Nuburu II LLC, Anzu Nuburu III LLC, and Anzu Nuburu V LLC, and an aggregate amount of $0.5 million issued to two other unaffiliated third parties. As previously disclosed in the Proxy Statement, Legacy Nuburu was permitted to raise up to $50.0 million in Company Notes prior to the Effective Time without the consent of Tailwind under the terms of the Business Combination Agreement. In total, Legacy Nuburu issued and sold Company Notes with aggregate proceeds of $11.4 million prior to Closing.

As set forth in the Business Combination Agreement and as previously disclosed in the Proxy Statement, the newly issued Company Notes were (together with all previously issued Company Notes) canceled and converted into shares of Legacy Nuburu common stock in accordance with the terms of such Company Notes as of immediately prior to the Effective Time, which shares were then outstanding as of immediately prior to the Effective Time and subsequently converted into New Nuburu Common Stock (and with such shares being entitled to participate in the Preferred Stock Issuance).

As disclosed in the Proxy Statement, certain shares held by the Anzu Investors are subject to the 10b5-1 Sales Plan. The 10b5-1 Sales Plan is subject to review and potential change from time to time, and any changes may include an elimination or modification of the price floor on sales disclosed in the Proxy Statement.

Redemptions

Prior to and in connection with the Special Meeting, holders of 2,916,653 shares of Class A Common Stock of Tailwind exercised their right to redeem those shares for cash at a redemption price of approximately $10.24 per share, for an aggregate redemption amount of approximately $29.9 million, which was paid out of the trust account established in connection with Tailwind’s initial public offering following the Closing.

Final Exchange Ratios

Below are the final Common Stock Exchange Ratio and Preferred Stock Exchange Ratios as determined in accordance with the terms of the Business Combination Agreement:

Nuburu Class / Series	Exchange Ratio
Nuburu Common Stock	0.515
Nuburu Series A Preferred Stock	0.566
Nuburu Series A-1 Preferred Stock	0.599
Nuburu Series B Preferred Stock	0.831
Nuburu Series B-1 Preferred Stock	0.515
Nuburu Series C Preferred Stock	1.146

Forward-Looking Statements

This Report contains certain “forward-looking statements” within the meaning of the United States Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act and Section 21E of the Exchange Act, including restrictions on transferability of certain shares and potential modifications of trading plans. All statements other than statements of historical fact contained in this press release may be forward-looking statements. Some of these forward-looking statements can be identified by the use of forward-looking words, including “may,” “should,” “expect,” “intend,” “will,” “estimate,” “anticipate,” “believe,” “predict,” “plan,” “seek,” “targets,” “projects,” “could,” “would,” “continue,” “forecast” or the negatives of these terms or variations of them or similar expressions. All forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. All forward-looking statements are based upon estimates, forecasts and assumptions that, while considered reasonable by the Company and its management are inherently uncertain and many factors may cause the actual results to differ materially from current expectations which include, but are not limited to: (1) the ability to continue to meet the security exchange’s listing standards following the consummation of the business combination; (2) failure to achieve expectations regarding its product development and pipeline; (3) the inability to access sufficient capital following the business combination to operate as anticipated (4) the risk that the business combination disrupts current plans and operations of the Company; (5) the inability to recognize the anticipated benefits of the business combination, which may be affected by, among other things, competition, the ability of the Company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (6) changes in applicable laws or regulations; (7) the possibility that the Company may be adversely affected by other economic, business and/or competitive factors; (8) the inability to obtain financing from Lincoln Park Capital; (9) the impact of the COVID-19 pandemic, including any mutations or variants thereof, and its effect on business and financial conditions; (10) volatility in the markets caused by geopolitical and economic factors; and (11) other risks and uncertainties set forth in the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in the Proxy Statement and other documents filed with the SEC from time to time. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Nothing in this press release should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Company does not give any assurance that it will achieve its expected results. The Company assumes no obligation to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise, except as otherwise required by applicable securities laws.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1	Share Transfer Agreement, dated January 25, 2023, by and between Tailwind Sponsor LLC and the party set forth on the signature pages thereto.

10.2	Second Amendment to Amended and Restated Registration Rights and Lock-Up Agreement, dated January 31, 2023, by and among Tailwind Acquisition Corp. and the other parties set forth on the signature pages thereto.

10.3	Amended and Restated Amendment to Sponsor Support and Forfeiture Agreement, dated January 31, 2023, by and among Tailwind Acquisition Corp., Tailwind Sponsor LLC and Nuburu, Inc.

10.4	Amended and Restated Letter Agreement, dated January 31, 2022, by and among Tailwind Acquisition Corp., Tailwind Sponsor LLC and the other parties set forth on the signature pages thereto.

99.1	Press Release, dated January 31, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 31, 2023

NUBURU, INC.

By:	/s/ Brian Knaley
Name:	Brian Knaley
Title:	Chief Financial Officer